Related Party Transactions and Balances	12 Months Ended
Dec. 31, 2012
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]

Note 5 — Related Party Transactions and Balances

The Company entered into two non-interest bearing unsecured promissory notes with one director of the Company in a principal amount total of $60,000. The notes shall be repaid on the earlier of consummation of a Business Combination or liquidation of the Company.

From time to time Company’s executives incurred expenses on behalf of the Company for various office and travel expenses. No interest is charged by the executives on any outstanding balance owed by the Company. For the years ended December 31, 2012 and December 31, 2011, and the periods from February 4, 2010 (inception) to December 31, 2012, total expenses paid by the executives on behalf of the Company totaled $122,092, $164,638 and $299,489, respectively. As of December 31, 2012, the Company has a payable to its executives of $137,291.

The Company has agreed to pay Kaiyuan Real Estate Development (“Kaiyuan”) a total of $7,500 per month for office space, administrative services and secretarial support for a period commencing March 30, 2011 and ending on the earlier of consummation of a Business Combination or liquidation of the Company. Kaiyuan is an affiliate of Mr. Yong Hui Li, the Company’s chairman. The total expenses incurred under this agreement for the years ended December 31, 2012 and December 31, 2011, and the period from February 4, 2010 (inception) to December 31, 2012 were $70,495, $67,984, and $138,479, respectively. From February 1, 2012 through January 31, 2013, we also had approximately 150 sq. foot of additional office space, administrative services and secretarial support in Taipei, Taiwan. Fees for the additional office space, administrative services and secretarial support were included in the $7,500 monthly fee paid to Kaiyuan. As of December 31, 2012, the Company has a payable to Kaiyuan of $138,479.